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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   September 16, 1998


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                                  VENCOR, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                    001-14057               61-1323993
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


                               3300 Aegon Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


         On September 16, 1998, Vencor, Inc. (the "Company") announced the receipt of $177.5 million from the sale of approximately 88% of its ownership of Atria Communities, Inc. ("Atria") resulting from the merger of Atria with Kapson Senior Quarters Corp., an affiliate of Lazard Freres Real Estate Investors L.L.C. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1  Press Release dated September 16, 1998.

ITEMS 8-9.  NOT APPLICABLE.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VENCOR, INC.




Dated:  September 17, 1998          By: /s/ W. Bruce Lunsford
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                                        W. Bruce Lunsford
                                        Chairman of the Board,
                                         President and Chief
                                         Executive Officer


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